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                                                                   EXHIBIT 99.20

                                  Exhibit 1.1

                                    FORM OF

                               Kmart Corporation

                    8.794845 Collateralized Promissory Note
                                Due June 1, 2013



          Private Placement No.

          No. A-1                                 As of December 1, 1992

          U.S. $13,060,532


                KMART CORPORATION, a Michigan corporation ("Company"), for value received, hereby unconditionally promises to pay to the order of XXXXXXXXXX, a national banking association ("Purchaser"), as Trustee under that certain Trust Agreement dated as of December 1,
          1992, between   XXXXXXXXXX,  a Nevada corporation, and Purchaser or
          registered assigns, on the 1st day of June, 2013, the principal amount of THIRTEEN MILLION SIXTY THOUSAND FIVE HUNDRED THIRTY-TWO DOLLARS (U.S. $13,060,532) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 8.794845 per annum from December 18, 1992 until and including the date of repayment of such principal amount, payable on the first day of each June and December in each year (commencing June 1, 1993), and at maturity. Principal on this Note shall be due and payable in annual installments in the amounts set forth on Exhibit A attached hereto) commencing on June 1, 1993 and, thereafter, on the first day of June in each succeeding year through and including June 1, 2013. Except as otherwise provided in Section 2.6 of the Note Purchase Agreement (as hereinafter defined), all principal payments shall be allocated as follows: (i) XXXXXXXXXX, North Carolina - 29.7%; (ii) XXXXXXXXXX, California - 45.5%; and (iii) XXXXXXXXXX, California - 24.8%. The Company shall pay interest on overdue principal (whether by acceleration or otherwise, and including any overdue optional prepayment of principal) and Yield Maintenance Amount, if any, and on any overdue installment of interest, at the Overdue Rate (as hereinafter defined) until paid. "Overdue Rate" means the rate of interest then in effect plus 2.00% per annum. Except as otherwise defined herein, all capitalized terms shall have the meaning assigned to them in the Note Purchase Agreement (as hereinafter defined).

               1.   Except as may be otherwise provided pursuant to Section
          5.4 or 5.10 of the Note Purchase Agreement (as hereinafter defined), the principal hereof, Yield Maintenance Amount, if any, and interest hereon are payable at the principal office of the Company, in immediately available funds, in coin or





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          currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. Such payments shall be applied first to accrued interest, then to Yield Maintenance Amount, if any, and then to principal. If any amount of principal, Yield Maintenance Amount, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than Saturday, Sunday or other day on which banks in New York are required by law to close or are customarily closed.

                2. This Note is one of the 8.794845 Collateralized Promissory Notes due June 1, 2013 ("Notes") of the Company in the aggregate principal amount of U.S. $13,060,532 issued pursuant to the terms and provisions of that certain Note Purchase Agreement, dated as of December 1, 1992 ("Note Purchase Agreement"), entered into by the
          Company and   XXXXXXXXXX  ("  XXXXXXXXXX") and this Note and the
          holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Purchase Agreement to all the benefits and security provided for thereby or referred to therein, to which Note Purchase Agreement reference is hereby made for the statement thereof. A copy of the Note Purchase Agreement may be obtained from the Company.

               3. This Note and the payment and performance of all of the Company's obligations hereunder and under the other Note Documents are secured by the Mortgages (as defined in the Note Purchase Agreement) and the other Note Documents and this Note and the holders hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Purchase Agreement to all the benefits and security provided for pursuant to the Mortgages or referred to therein, to which Mortgages reference is hereby made for the statement thereof. A copy of the Mortgages may be obtained from the Company.

               4. This Note is not subject to prepayment, purchase or redemption at the option of the Company prior to its expressed maturity date, except on the terms and conditions and in the amounts with the Yield Maintenance Amount, if any, all set forth in Section 2 of the Note Purchase Agreement.

               5. Any one or more of the following events shall constitute an "Event of Default" as the term is used herein or in the other Note Documents (as defined in the Note Purchase Agreement):

                    (a) the Company shall fail to pay when due (i) any payment of the principal of any Note or Yield Maintenance Amount, if any; or (ii) any payment of interest on any Note and such interest payment default shall continue for more than 5 days; or





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                    (b)  the Company shall fail to observe or perform any
          other obligation, covenant, undertaking, condition or provision in respective of the Notes or contained in the Note Purchase Agreement or the other Note Documents which is not remedied within 30 days after the earlier of: (i) the furnishing of notice thereof to the holders of the Notes, (ii) the Company's willful failure to provide any notice required under Section 6.2 of the Note Purchase Agreement or (iii) receipt by the Company of written notice thereof from the holder of any Note requiring the same to be remedied; provided that a default under Section 6.09 of the shall constitute an Event of Default hereunder not subject to cure; or

                    (c) any representation or warranty made by the Company in the Note Purchase Agreement or made by the Company in any other Note Document shall be untrue or inaccurate in any material respect; or

                    (d) any of the Note Documents or any provision thereof shall cease to be a legal, valid and binding agreement enforceable against the Company in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby; or

                    (e) a judgment shall be rendered against the Company or any Principal Subsidiary for the payment of money in excess of $250 million individually or $250 million in the aggregate (as to such foregoing amount, net of the portion thereof covered by insurance) and such judgment shall not be discharged or dismissed, or execution thereof stayed pending appeal, within 30 days after entry; or

                    (f) (i) the Company or any Principal Subsidiary (as defined in the Note Purchase Agreement) shall commence or consent to any case, proceeding or other action (1) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets (or against the Mortgaged Estates (as defined in the respective Mortgages)), or the Company shall make a general assignment for the benefit of creditors or admit in writing that it is unable to pay its debts as they become due; or

                         (ii) there shall be commenced against the Company or any Principal Subsidiary any such case, proceeding or





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          other action referred to in subclause (i) of this clause (f) that
          (1) results in the entry of an order for relief or any such adjudication or appointment or (2) is not dismissed, discharged or stayed for a period of 30 days from the entry thereof; or

                         (iii) there shall be commenced against the Company or any Principal Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets (or against the mortgaged Estate) that results in the entry of any order for any such relief which shall not have been vacated, discharged or stayed within 30 days from the entry thereof; or

                         (iv) the Company shall have been dissolved or terminated; or

                         (v) the Company or any Principal Subsidiary shall take any action authorizing, or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in this clause (f).

          Upon the occurrence of an Event of Default under Section 5(a), the holder of each Note as to which such Event of Default occurred may, by written notice to the Company, declare such Note to be due and payable (without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company) at the Redemption Price. Upon the occurrence of an Event of Default under Section 5(f) in respect of the Company (but not of a Principal Subsidiary), all Notes shall immediately become due and payable at the Redemption Price. Upon the occurrence of any other Event of Default, holders of Notes representing at least 51% of the unpaid principal amount of all Notes then outstanding, excluding any Notes held by the Company or any Subsidiary or Affiliate ("Requisite Holders") may, by written notice to the Company, declare all Notes to be due and payable (without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company) at the Redemption Price. No course of dealing on the part of any holder of any Note nor any delay or failure on the part of any holder of any Note to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. The Company further agrees to pay to the holder or holders of the Notes all costs and expenses incurred by them in the collection of any Note upon any default hereunder or under any of the other Note Documents, including the fees, disbursements and other charges of such holder's or holders' attorneys for all services rendered in connection therewith.

               The rights and remedies expressly provided for in this Note are cumulative and not exclusive of any rights or remedies which any holder of a Note would otherwise have, including,





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          without limitation, the rights and remedies provided for in
          Mortgages.

               6. This Note is registered on the books of the Company and is transferable only by surrender thereof at the offices of the Company (or of such Paving Agent as may be appointed by the Company pursuant to Section 5.4 of the Note Purchase Agreement from time to time), duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, Yield Maintenance Amount, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

               7. The Company and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and nonpayment or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension of the time of payment hereof, or by any indulgence with respect to this Note, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

               No waiver by Purchaser of any of its rights or remedies hereunder or under any other Note Document or otherwise, shall be considered a waiver of any other subsequent right or remedy of Purchase; no delay or omission in the exercise or enforcement by Purchaser of any rights or remedies shall ever be construed as a waiver of any right or remedy of Purchaser; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Purchase.

               8. This Note and the Note Purchase Agreement shall be governed by and shall be construed in accordance with the law of the State of New York, without giving effect to any conflicts or choice of law principles thereof.


                                             KMART CORPORATION


                                             _____________________________
                                               Name:
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